                                                                      EXHIBIT 11

           AMENDMENT NO. 1 TO JOINT FILING AND SOLICITATION AGREEMENT

      WHEREAS Crescendo  Partners II L.P.,  Series Y ("Crescendo  Partners II"),
Crescendo  Investments II, LLC ("Crescendo  Investments II"), Crescendo Advisors
LLC  ("Crescendo  Advisors"),  Eric Rosenfeld,  Arnaud Ajdler,  The Committee to
Enhance Topps,  Timothy E. Brog, John J. Jones,  Michael Appel, Jeffrey D. Dunn,
Charles C.  Huggins,  Thomas E.  Hyland,  Thomas B.  McGrath and Michael R. Rowe
entered  into a Joint  Filing and  Solicitation  Agreement  on May 31, 2007 (the
"Agreement") for the purpose of seeking representation on the Board of Directors of The Topps Company, Inc., a Delaware corporation ("Topps");

      WHEREAS,  Crescendo Partners III, L.P. and Crescendo  Investments III, LLC
(the "New Members") wish to join the Group (as defined in the Agreement).

      NOW, IT IS AGREED, this 6th day of August, 2007 by the parties hereto:

      1. In accordance with Rule 13d-1(k)(1)(iii)  under the Securities Exchange
Act of 1934,  as  amended,  the New Members  agree to the joint  filing on their behalf of statements on Schedule 13D with respect to the  securities of Topps to the extent required under  applicable  securities laws. The New Members agree to be  bound  by the  other  terms of the  Agreement  (a copy of which is  attached hereto), the terms of which are incorporated herein and made a part hereof.

      2. This Agreement may be executed in counterparts,  each of which shall be deemed an original and all of which,  taken together,  shall  constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS  WHEREOF,  the parties  hereto have caused this Agreement to be executed as of the day and year first above written.

                              CRESCENDO PARTNERS II, L.P., SERIES Y

                              By:  Crescendo Investments II, LLC
                                   General Partner

                              By:  /s/ Eric Rosenfeld
                                 -----------------------------------------------
                              Name: Eric Rosenfeld
                              Title: Managing Member

                              CRESCENDO INVESTMENTS II, LLC

                              By:  /s/ Eric Rosenfeld
                                 -----------------------------------------------
                              Name: Eric Rosenfeld
                              Title: Managing Member

                              CRESCENDO PARTNERS III, L.P.

                              By:  Crescendo Investments III, LLC
                                   General Partner

                              By:  /s/ Eric Rosenfeld
                                 -----------------------------------------------
                              Name: Eric Rosenfeld
                              Title: Managing Member

                              CRESCENDO INVESTMENTS III, LLC

                              By:  /s/ Eric Rosenfeld
                                 -----------------------------------------------
                              Name: Eric Rosenfeld
                              Title: Managing Member

                             CRESCENDO ADVISORS LLC

                              By:  /s/ Eric Rosenfeld
                                 -----------------------------------------------
                              Name: Eric Rosenfeld
                              Title: Managing Member

                              THE COMMITTEE TO ENHANCE TOPPS

                              By:  /s/ Eric Rosenfeld
                                 -----------------------------------------------
                              Name: Eric Rosenfeld
                              Title: Authorized Signatory

                              /s/ Eric Rosenfeld
                              --------------------------------------------------
                              ERIC ROSENFELD

                              /s/ Arnaud Ajdler
                              --------------------------------------------------
                              ARNAUD AJDLER

                              /s/ Timothy E. Brog
                              --------------------------------------------------
                              TIMOTHY E. BROG

                              /s/ John J. Jones
                              --------------------------------------------------
                              JOHN J. JONES

                              /s/ Michael Appel
                              --------------------------------------------------
                              MICHAEL APPEL

                              /s/ Jeffrey D. Dunn
                              --------------------------------------------------
                              JEFFREY D. DUNN

                              /s/ Charles C. Huggins
                              --------------------------------------------------
                              CHARLES C. HUGGINS

                              /s/ Thomas E. Hyland
                              --------------------------------------------------
                              THOMAS E. HYLAND

                              /s/ Thomas B. Mcgrath
                              --------------------------------------------------
                              THOMAS B. MCGRATH

                              /s/ Michael R. Rowe
                              --------------------------------------------------
                              MICHAEL R. ROWE